                                                  EXHIBIT 23.3

                   INDEPENDENT AUDITORS' CONSENT

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                                    /s/ KPMG Peat Marwick LLP
                                    KPMG Peat Marwick LLP


Houston, Texas
October 25, 1996